SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 6, 1996
                                                --------------------------



                        Security-Connecticut Corporation
                        --------------------------------
             (Exact name of registrant as specified in its chapter)



          Delaware                   001-12746                    06-1383088
          --------                   ---------                    ----------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)



              20 Security Drive
              Avon, Connecticut                                      06001
              -----------------                                      -----
   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (860) 677-8621



  (Former name or former address, if changed since last report) Not Applicable



                                Page 1 of 3 Pages

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Item 5.  Other Events

Jacobson vs. Security-Connecticut Life Insurance Company, Security-Connecticut Corporation and Lincoln National Life Insurance Company, Superior Court, Judicial District of Hartford/New Britain at Hartford, Connecticut.

Plaintiffs filed a class action complaint in November 1995, seeking contractual damages, attorneys' fees and the imposition of a constructive trust. Plaintiffs alleged breach of contract, fraud and violation of Connecticut's Unfair Trade Practices Act and claimed that Security-Connecticut Life Insurance Company ("SCL") improperly charged additional premiums to pay for the deferred acquisition cost tax incurred by defendants Lincoln National Life Insurance Company ("LNL") and Security-Connecticut Corporation ("SCC").

Plaintiffs have filed with the court a Request for Leave to Amend their complaint. The proposed amendment withdraws the complaint against LNL and seeks to bring a class action against SCL and SCC on behalf of all persons who purchased a life insurance policy from SCL and thereafter had their premiums increased. The proposed amended complaint alleges breach of contract, fraud, fraud in the sale of insurance contracts, and violation of Connecticut's Unfair Trade Practices Act. In the proposed amended complaint, Plaintiffs claim that SCL misled purchasers about the cost of insurance and insurance rates and improperly increased premiums for factors other than changes in mortality. The proposed amended complaint does not allege that SCL charged additional premiums to pay for the deferred acquisition cost tax. The proposed amended complaint seeks contractual damages, punitive damages, attorneys' fees and the imposition of a constructive trust as to any excess amounts allegedly paid by the Plaintiffs.

SCC and SCL intend to oppose the Plaintiff's Request for Leave to Amend and will vigorously defend this lawsuit.


Item 7.Financial Statements, Pro Forma Financial Information and Exhibits

       a. Financial Statements

          None

       b. Pro Forma Financial Information

          None

       c. Exhibits

          None




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






                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                SECURITY-CONNECTICUT CORPORATION


DATED: November 13, 1996                      By:  Robert J. Voight
                                              ----------------------------------
                                                Name:  Robert J. Voight
                                                Title: Executive Vice President,
                                                       Financial Management





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